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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-3 (File Nos. 333-14275, 333-18929 and 333-82953) and Form S-8 (File Nos. 333-39299, 2-64600, 2-81590,
33-32692, 2-66654 and 33-54084).


                                           ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
    June 29, 2001